SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement            |_|   Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        INTERVEST BANCSHARES CORPORATION
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

|_|      Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: _____________________________________

         (2)      Form, Schedule or Registration Statement No.: _______________

         (3)      Filing Party: _______________________________________________

         (4)      Date Filed: _________________________________________________

                    Notice of Annual Meeting of Shareholders
                      to be held on Wednesday, May 24, 2000


         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Intervest Bancshares Corporation (the "Company") will be held on Wednesday, May 24, 2000, at 9:30 a.m., New York time, at the offices of Intervest National Bank, One Rockefeller Plaza (Suite 300), New York, New York for the following purposes:

         1.      To elect directors; and
         2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 17, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of Class A or Class B Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                           By Order of the Board of Directors

New York, New York                         /s/Jerome Dansker
April 20, 2000                             Jerome Dansker
                                           Chairman of the Board

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2000


                      INTERVEST BANCSHARES CORPORATION
                        10 Rockefeller Plaza (Suite 1015)
                          New York, New York 10020-1903
                                 (212 ) 218-2800


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (212) 218-2800York 10020-1903015)RS (sometimes referred to herein as the "Board") of Intervest Bancshares Corporation, a Delaware
corporation (the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on May 24, 2000, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy are being mailed to stockholders commencing on or about April 20, 2000. The Annual Report for the year ended December 31, 1999, including financial statements, is being mailed to stockholders concurrently with the mailing of this Proxy Statement.

You will find a form of proxy in the envelope in which you received this Proxy Statement. Please sign and return this proxy in the enclosed postage-paid envelope. A stockholder giving a proxy may revoke it at any time prior to the commencement of the Annual Meeting by: filing a written notice of revocation with the Secretary of the Company prior to the meeting; delivering to the Secretary of the Company a duly executed proxy bearing a later date; or attending the Annual Meeting, filing a written notice of revocation with the Secretary of the meeting and voting in person.

If the enclosed form of proxy is properly signed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Signed proxies with no instructions thereon with respect to the proposal set forth in the accompanying Notice of Annual Meeting will be voted FOR the election of the nominees as director. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy on such matters as shall be determined by a majority of the Board of Directors or its Executive Committee.

The voting securities of the Company entitled to vote at the Annual Meeting consist of shares of Class A and Class B Common Stock. Only stockholders of record at the close of business on April 17, 2000 are entitled to notice of and to vote at the Annual Meeting. As of March 21, 2000, there were 3,535,629 shares of the Company's Class A Common Stock and 355,000 shares of the Company's Class B Common Stock issued and outstanding. The holders of the outstanding shares of Class B Common Stock are entitled to vote for the election of two-thirds of the directors of the Company rounded up to the nearest whole number, or eight directors. The holders of the outstanding shares of Class A Common Stock of the Company are entitled to vote for the election of the remaining directors of the Company, or three directors. The holders of both Class A and Class B Common Stock as of the record date are entitled to vote on all other matters to come before the meeting, and each is entitled to one vote for each share held on the record date.

A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will have no effect on the vote. If a quorum is present, the three nominees for election by the holders of Class A Common Stock and the eight nominees for election by the holders of Class B Common Stock who receive the highest number of votes cast by holders of shares of Class A Common Stock and Class B Common Stock, respectively, will be elected as directors of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 21, 2000 by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each of the Company's directors,
(iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.

                                       Class A Common Stock                                Class B Common Stock
Name of
Beneficial Holder                      Number of Shares          Percent of Class          Number of Shares     Percent of Class(1)
-----------------                      ----------------          ----------------          ----------------     -------------------

Helene D. Bergman                         475,750(2)               13.28%                     75,000             21.13%

Directors and Executive Officers
--------------------------------

Lawrence G. Bergman, Director,            475,750(2)               13.28%                     75,000             21.13%
Vice President and Secretary

Michael A. Callen, Director                50,000(3)                1.40%                          0               0%

Lowell S. Dansker, Director,              962,000(4)               26.68%                    150,000             42.25%
President and Treasurer

Jerome Dansker, Chairman,               1,001,965(5)               24.62%                    250,000(5)          45.45%
Executive Vice President, Director

Milton F. Gidge, Director                  30,563(6)                0.86%                          0               0%

Wayne F. Holly, Director                   12,200                   0.35%                          0               0%

Edward J. Merz, Director                    5,200(7)                0.15%                          0               0%

Lawton Swan, III, Director                  2,500(8)                0.07%                          0               0%

Thomas E. Willett, Director                 6,000(9)                0.17%                          0               0%

David J. Willmott, Director               87,500(10)                2.44%                          0               0%

Wesley T. Wood, Director                 102,500(11)                2.85%                          0               0%

All directors and executive
   officers as a group (11 persons)    3,211,928                   61.86%                    550,000             86.36%

-----------------------------

(1) Percentages have been computed based upon the total outstanding shares of the Company plus, for each person and the group, shares that person or the group has the right to acquire pursuant to warrants.
(2) Includes 47,500 shares of Class A common stock issuable upon the exercise of warrants.
(3) Includes 38,750 shares of Class A common stock issuable upon the exercise of warrants.
(4) Includes 70,000 shares of Class A common stock issuable upon the exercise of warrants and 10,500 shares held as custodian for minor children.
(5) Includes 533,465 shares of Class A common stock issuable upon the exercise of warrants. The shares of Class B common stock include 195,000 shares issuable upon exercise of warrants.
(6) Includes 17,500 shares of Class A common stock issuable upon the exercise of warrants.
(7) Includes 5,000 shares of Class A common stock issuable upon the exercise of warrants.
(8) Includes 2,000 shares of Class A common stock issuable upon the exercise of warrants.
(9) Includes 3,000 shares of Class A common stock issuable upon the exercise of warrants.
(10) Includes 57,500 shares of Class A common stock issuable upon the exercise of warrants.
(11) Includes 65,000 shares of Class A common stock issuable upon the exercise of warrants.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

At the meeting, it is proposed to elect a board of 11 directors, each to serve until the next annual meeting or until a successor is elected and qualified. If no contrary specification is made, the persons named in the proxy card will vote for the election of the nominees named below. If any of these persons should decline election or should by reason of unexpected occurrence not be able to serve, the persons named in the proxy card may exercise discretionary authority to vote for a substitute or substitutes. All of the nominees are presently serving as directors of the Company and, with the exception of Messrs. Holly and Swan were elected by the shareholders. Mr. Holly was elected by the Board of Directors to fill a vacancy created when a director retired from the Board and Mr. Swan was elected by the Board of Directors to fill a vacancy created when the size of the Board of Directors was, as permitted by the Bylaws, increased from 10 to 11.

The names of the nominees and certain information about them are set forth below.

For election by the holders of Class A Common Stock:

         Michael A. Callen, age 59, serves as a Director of the Company, and has served in such capacity since May, 1994. Mr Callen received a Bachelor of Arts degree from the University of Wisconsin in Economics and Russian. Mr. Callen is President of Avalon Argus Associates, a financial consulting firm. Mr. Callen had been Senior Advisor, The National Commercial Bank, Jeddah, Kingdom of Saudi Arabia for approximately five years and was a Director and Sector Executive at Citicorp/Citibank, responsible for corporate banking activities in North America, Europe and Japan. Mr. Callen is also a Director of Intervest National Bank and Intervest Corporation of New York, and also serves as a director of AMBAC, Inc.

         Milton F. Gidge, age 70, serves as a Director of the Company, and has served in such capacity since March, 1994. Mr. Gidge received a Bachelor of Business Administration degree in Accounting from Adelphi University and a Masters Degree in Banking and Finance from New York University. Mr. Gidge retired in 1994 and, prior to his retirement, was a Director and Chairman-Credit Policy of Lincoln Savings Bank, F.S.B. (headquartered in New York City). He is also a Director of Intervest National Bank, Intervest Corporation of New York, Interboro Mutual Indemnity Insurance Company and Vicon Industries, Inc. Mr. Gidge was an officer of Lincoln Savings Bank, F.S.B. for more than five years.

         Wayne F. Holly, age 43, serves as a Director of the Company and has served in such capacity since June, 1999. Mr. Holly received a Bachelor of Arts degree in Economics from Alfred University. Mr. Holly is President of Sage, Rutty & Co., Inc., members of the Boston Stock Exchange, with offices in
Rochester, New York and Canandaigua, New York, and is also a Director of Intervest National Bank and Intervest Corporation of New York. Mr. Holly has been an officer and director of Sage, Rutty & Co., Inc. for more than five years.

For election by the holders of Class B Common Stock:

         Lawrence G. Bergman, age 55, serves as a Director, and as Vice President and Secretary of the Company and has served in such capacities since the Company was organized. Mr. Bergman received a Bachelor of Science degree and a Master of Engineering (Electrical) degree from Cornell University, and a Master of Science in Engineering and a Ph.D degree from The Johns Hopkins University. Mr. Bergman is also a director of Intervest National Bank, Co-Chairman of the Board and a member of the Loan Committee of Intervest Bank, and a Director, Vice-President and Secretary of Intervest Corporation of New York. During the past five years Mr. Bergman has been actively involved in the ownership and operation of real estate and mortgage investments.

         Jerome Dansker, age 81, serves as Chairman of the Board of Directors and Executive Vice President of the Company. He has served as Executive Vice President since 1994 and as Chairman of the Board since 1996. Mr. Dansker received a Bachelor of Science degree from the New York University School of Commerce, Accounts and Finance, a law degree from the New York University School of Law, and is admitted to practice as an attorney in the State of New York. Mr. Dansker is also Chairman of the Board of Intervest National Bank, a Director and Chairman of the Loan Committee of Intervest Bank, and Chairman of the Board of

Directors and Executive Vice President of Intervest Corporation of New York. During the past five years, Mr. Dansker has been actively involved in the ownership and operation of real estate and mortgage investments.

         Lowell S. Dansker, age 49, serves as a Director, President and Treasurer of the Company, and has served in such capacities since the Company was organized. Mr. Dansker received a Bachelor of Science in Business Administration from Babson College, a law degree from the University of Akron School of Law, and is admitted to practice as an attorney in New York, Ohio, Florida and the District of Columbia. Mr. Dansker is also a Director and Chief Executive Officer of Intervest National Bank, Co-Chairman of the Board of Directors and a member of the Loan Committee of Intervest Bank and a Director, President and Treasurer of Intervest Corporation of New York. During the past five years, Mr. Dansker has been actively involved in the ownership and operation of real estate and mortgage investments.

         Edward J. Merz, age 68, serves as a Director of the Company and has served in such capacity since February, 1998. Mr. Merz received a Bachelor of Business Administration from City College of New York and is a graduate of the Stonier School of Banking at Rutgers University. Mr. Merz is Chairman of the Board of Directors of the Suffolk County National Bank of Riverhead and of its parent, Suffolk Bancorp, and has been an officer and director of those companies for more than five years. He is also a director of Intervest National Bank and Intervest Corporation of New York.

         Lawton Swan, III, age 57, serves as a director of the Company and has served in that capacity since February, 2000. Mr. Swan received a Bachelor of Science Degree from Florida State University in Business Administration and Insurance. Mr. Swan is President of Interisk Corporation, a consulting firm specializing in risk management and employee benefit plans, which he founded in 1978. He is also a director of Intervest National Bank, Intervest Bank and Intervest Corporation of New York.

         Thomas E. Willett, age 52, serves as a Director of the Company, and has served in such capacity since March, 1999. Mr. Willett received a Bachelor of Science Degree from the United States Air Force Academy and a law degree from Cornell University School of Law. Mr. Willett has been a partner of Harris Beach & Wilcox, LLP, a law firm in Rochester, New York, for more than five years and is a director of Intervest National Bank and Intervest Corporation of New York.

         David J. Willmott, age 61, serves as a Director of the Company, and has served in such capacity since March, 1994. Mr. Willmott is a graduate of Becker Junior College and attended New York University Extension and Long Island University Extension of Southampton College. Mr. Willmott is the Editor and Publisher of Suffolk Life Newspapers, which he founded more than 25 years ago and is a Director of Intervest National Bank and Intervest Corporation of New York.

         Wesley T. Wood, age 57, serves as a Director of the Company, and has served in such capacity since March, 1994. Mr. Wood received a Bachelor of Science degree from New York University, School of Commerce. Mr. Wood is President of Marketing Capital Corporation, an international marketing consulting and investment firm which he founded in 1973. He is also a Director of Intervest National Bank and Intervest Corporation of New York, a Director of the Center of Direct Marketing at New York University, a member of the Marketing Committee at Fairfield University in Connecticut, and a Trustee of St. Dominics R.C. Church in Oyster Bay, New York.

       The Board of Directors recommends a vote "FOR" the election of the foregoing nominees for director.

Mr. Bergman's wife is the sister of Lowell S. Dansker, and Jerome Dansker is the father of Lowell S. Dansker and Mrs. Bergman. Otherwise, there are no family relationships between any director, executive officer or any person nominated or chosen by the Board of Directors to become a director or executive officer.

Meetings of the Board of Directors and Committees.

         The Board of Directors held 6 meetings in 1999. During the period that each director served as such, all of the directors (except Mr. Callen) attended at least 75% of the total meetings held by the Board of Directors and by the Committees on which they served during 1999.

Committees of the Board of Directors.

Currently, the Board of Directors has the following standing committees:

         Executive Committee. Members of the Executive Committee are Lawrence G. Bergman, Jerome Dansker and Lowell S. Dansker. The Executive Committee exercises all of the power of the Board between meetings of the Board. The Executive Committee held 5 meetings in 1999.

         Audit Committee. Members of the Audit Committee are Lawrence G. Bergman, Milton F. Gidge and Wesley T. Wood. The purpose of the Audit Committee is to review the results of operations of the Company with officers of the Company who are responsible for accounting matters and, from time to time, with the Company's independent auditors. Mr. Bergman, who is an executive officer of the Company, communicates regularly with the Company's independent auditors. The Audit Committee did not hold any meetings in 1999.

Compensation of Directors.

Directors of the Company receive a fee of $500 per Board meeting attended. The Chairman of the Executive Committee receives $100 per meeting attended and the other members of the Executive Committee receive $25 per meeting attended.

                             EXECUTIVE COMPENSATION

Executive Compensation Summary Table

The following table sets forth information concerning total compensation paid during the last three years to Intervest Bank's chief executive officer. No other officer of the Company or its subsidiaries had annual compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation                                   Long-Term Compensation
                           -------------------------------------------------------------     ---------------------------------
Name and Principal                                                          Other Annual
    Position               Year           Salary            Bonuses         Compensation     Awards(1)                Pay-Outs
------------------         ----           ------            -------         ------------     ---------                --------

Keith A. Olsen,              1999         $125,000          $17,500                 ----     -----                    -----
  President
                             1998         $125,000          $10,000                 ----     5,000                    -----

                             1997         $115,000          $10,000                 ----     -----                    -----
------------------------------

(1) These represent warrants to purchase the number of shares of Class A Common Stock set forth in the table.

Employment Agreement with Keith A. Olsen

Intervest Bank has an employment agreement with Mr. Keith A. Olsen that expires December 31, 2000. The agreement provides for a base annual salary of not less than $125,000 and also provides for the payment of up to two years' severance in certain instances upon termination of employment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's subsidiary banks had, and expect to have in the future, various loan and other banking transactions in the ordinary course of business with directors and executive officers of the Company and its subsidiaries (or associates of such persons). In the opinion of management, all such transactions: (i) have been or will be made in the ordinary course of business,
(ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those generally prevailing at the time for comparable transactions with unrelated persons, and (iii) have not and will not involve more than the normal risk of collectability or present other unfavorable features. The total dollar amount of extensions of credit, including unused lines of credit, to directors and executive officers and any of their associates was $3.4 million as of December 31, 1999, which represented approximately 15.8% of total stockholders' equity of the Company.

         The Company, as well as directors of the Company and corporations affiliated with certain directors of the Company, have in the past and may in the future participate in mortgage loans originated by the Company's subsidiary banks. Such participations are on substantially the same terms as would apply for comparable transactions with other persons and the interest of the participants in the collateral securing those loans is pari passu with the originating bank.

         Intervest  Bank leases office space from a corporation  in which Robert
J. Carroll, Esq., a director of Intervest Bank, is an officer and in which he has an ownership interest. Thomas E. Willett, Esq., a director of the Corporation, is a partner in the law firm of Harris Beach & Wilcox, LLP, which firm provided legal services to the Company and its subsidiaries during 1999.

         During 1999, the Company agreed to acquire Intervest Corporation of New York. The shareholders of Intervest Corporation of New York included officers and directors of the Company. The merger was approved by the boards of directors of both companies, the shareholders of both companies and the Federal Reserve Bank of Atlanta. In the merger, the Shareholders of Intervest Corporation of New York received an aggregate of 1,250,000 shares of Class A Common Stock of the Company in exchange for all of the shares of stock of Intervest Corporation of New York. Those shares are included in the shares disclosed in the table on page
2. The merger became effective in March 2000.

         Except for the transactions described above and outside of normal customer relationships, none of the directors, officers or present shareholders of the Company and no corporations or firms with such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or with its subsidiary banks other than such as arises by virtue of such position or ownership interest in the Company.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

         Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were satisfied.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

         Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company (i) must be received by the Company at its offices at 10 Rockefeller Plaza (Suite 1015), New York, New York 10020 no later than December 26, 2000 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting. The persons named in the proxies distributed by the Company may use their discretion in voting proxies with respect to shareholder proposals not included in the proxy statement for the 2001 annual meeting, unless the Company receives notices of such proposals prior to March 7, 2001.

                                  OTHER MATTERS

         The cost of solicitation of proxies by the Company will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, telegraph or fax. The Company will request persons, firms and corporations holding shares of Common Stock in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

         As of this date, the Board of Directors does not know of any business to be brought before the meeting other than as specified above. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in such manner as may be determined by a majority of the Board of Directors or its Executive Committee.

         Copies of the 1999 Annual Report of the Company are included in this mailing to stockholders and additional copies may be obtained from the Secretary of the Company, 10 Rockefeller Plaza (Suite 1015), New York, New York 10020.

                                            By Order of the Board of Directors
                                            Lawrence G. Bergman
                                            Secretary

Dated: April 20, 2000

         A copy of the Annual Report of the Company on Form 10-KSB for its most recent fiscal year, as filed with the Securities and Exchange Commission, will be furnished upon request and without charge to beneficial holders of the Class A Common Stock of the Company. Written requests should be directed to: Intervest Bancshares Corporation, Attention: Secretary, 10 Rockefeller Plaza (Suite 1015), New York, New York 10020. Telephone inquiries should be directed to (212) 218-2800.

PROXY                     INTERVEST BANCSHARES CORPORATION
                      PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 Annual Meeting of Shareholders On May 24, 2000

         The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Lawrence G. Bergman, Jerome Dansker and Lowell S. Dansker, or any of them, proxies of the undersigned, each with full power of substitution, to vote all shares of Class A Common Stock of INTERVEST BANCSHARES CORPORATION (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held Wednesday, May 24, 2000 at 9:30 A.M. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, as hereinafter specified with respect to the following proposals, more fully described in the Notice of and Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged. The Board of Directors recommends a vote FOR all of the director nominees.

DIRECTOR NOMINEES:

Michael A. Callen, Milton F. Gidge, Wayne F. Holly



                                      WITHHELD
                  FOR all nominees    for all
                     listed above     Nominees    To withhold authority to vote
                                                  for any individual nominee,
1.    Election of          |_|           |_|      print the name(s) on the lines
      Directors                                   below.
                                                  ______________________________
                                                  ______________________________
                                                  ______________________________
                                                  ______________________________
                                                  ==============================

2. In their discretion, upon any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN UNLESS A CONTRARY CHOICE IS SPECIFIED. SAID PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Signature _______________  Date _______ Signature _________________  Date_______
Note: (Please sign exactly as name appears hereon. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc. should so indicate when signing).
COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.